Summary Prospectus dated February 1, 2018

as revised April 5, 2018

Calvert Balanced Fund

(formerly Calvert Balanced Portfolio)

Class /Ticker     A / CSIFX     C / CSGCX     I / CBAIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2018, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to www.calvert.com/prospectus, email a request to Prospectusrequest@calvert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 57 of the Fund’s Prospectus and page 8 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.24%	1.00%	None
Other expenses	0.23%	0.28%	0.15%
Total annual fund operating expenses	0.99%	1.80%	0.67%
Less fee waiver and/or expense reimbursement(3)	(0.05)%	(0.11)%	(0.05)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.94%	1.69%	0.62%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.94% for Class A shares, 1.69% for Class C shares and 0.62% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$566	$771	$991	$1,626	$566	$771	$991	$1,626
Class C shares	$272	$556	$965	$2,107	$172	$556	$965	$2,107
Class I shares	$63	$209	$368	$830	$63	$209	$368	$830

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of its portfolio’s average value.

Principal Investment Strategies

The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock of large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)), and other asset-backed securities (“ABS”). An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated debt security determined by the Adviser to be of comparable credit quality.  The Fund may invest up to 15% of its net assets in debt securities rated below investment grade (rated below BBB- by an NRSRO) and in unrated debt securities determined by the Adviser to be of below investment grade quality (“junk bonds”). For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. The Fund invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in publicly-traded real estate investment trusts (“REITs”).

The Fund invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The investment adviser monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets based on its view of economic and market factors and events. The equity portion of the Fund is primarily a large cap U.S. portfolio, although the Fund may also invest in foreign stocks (including American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”)) and small- and mid-cap stocks. Stocks are selected primarily on the basis of fundamental research, utilizing the information provided by, and the expertise of, the investment adviser’s research staff and consideration of the responsible investing criteria described below. The portfolio manager may sell a security when he believes it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

Investment decisions for the fixed-income portion of the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investing criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria. The portfolio managers may also use rotation strategies in their management of the fixed-income portion of the Fund. The investment adviser manages duration and any hedging of interest rate risk in the fixed-income portion of the Fund through the purchase and sale of U.S. Treasury securities and related futures contracts.

Calvert Balanced Fund	2	Summary Prospectus dated February 1, 2018 as revised April 5, 2018

Incidental to its main investment strategy, the Fund may also use futures contracts as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash. The Fund may also lend its securities.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Fixed-income markets may experience periods of relatively high volatility due to rising U.S. treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Risk. Because the Fund normally invests primarily in stocks of large-cap companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Generally, securities with longer maturities are more sensitive to changes in interest rates than shorter maturity securities, causing them to be more volatile. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. In a rising interest rate environment, the durations of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk. Investments in fixed income and other debt obligations (referred to below as “debt instrument”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Calvert Balanced Fund	3	Summary Prospectus dated February 1, 2018 as revised April 5, 2018

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment.

Smaller Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental

Calvert Balanced Fund	4	Summary Prospectus dated February 1, 2018 as revised April 5, 2018 and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains, including short-term capital gains taxable as ordinary income, and may involve greater expenses (which may reduce return) than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index and a composite benchmark. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 11.47% for the quarter ended September 30, 2009 and the lowest quarterly return was -18.24% for the quarter ended December 31, 2008.

Calvert Balanced Fund	5	Summary Prospectus dated February 1, 2018 as revised April 5, 2018

Average Annual Total Returns as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	6.23%	7.43%	4.80%
Class A Return After Taxes on Distributions	3.73%	5.29%	3.60%
Class A Return After Taxes on Distributions and Sale of Class A Shares	4.53%	5.33%	3.51%
Class C Return Before Taxes	9.66%	7.62%	4.44%
Class I Return Before Taxes	11.94%	8.95%	5.82%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	21.69%	15.70%	8.59%
Balanced Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	14.13%	10.21%	7.05%
*	The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Charles B. Gaffney, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

24128 4.5.18	© 2018 Calvert Research and Management

Calvert Balanced Fund	6	Summary Prospectus dated February 1, 2018 as revised April 5, 2018